Exhibit 10.24

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of the 11th day of November, 2008 (the “Effective Date”) by and between ARYx Therapeutics, Inc., a Delaware corporation, with its principal office at 6300 Dumbarton Circle, Fremont, California 94555 (the “Company”), and the several purchasers identified in the attached Exhibit A (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company desires to issue and sell to the Purchasers an aggregate of (i)  nine million six hundred forty-nine thousand five hundred forty-five (9,649,545) shares (the “Shares”) of the authorized but unissued shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”); and (ii) warrants in the form attached as Exhibit B to purchase an aggregate of two million eight hundred ninety-four thousand eight hundred sixty-four (2,894,864) shares of Common Stock (each, a “Warrant,” and collectively, the “Warrants”); and

WHEREAS, the Purchasers, severally, wish to purchase the Shares and the Warrants on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1.                                       Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

(a)                                  “Affiliate” of a party means any corporation or other business entity controlled by, controlling or under common control with such party.  For this purpose “control” shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

(b)                                 “Closing Date” means the date of the Closing.

(c)                                  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

(d)                                 “Majority Purchasers” shall mean Purchasers which, at any given time, hold or have the right to acquire hereunder greater than fifty percent (50%) of the voting power of the Shares issued and sold or to be issued and sold pursuant to this Agreement, that have not been resold pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act.

(e)                                  “Operative Agreements” shall mean the Registration Rights Agreement and the Warrants together with this Agreement.

(f)                                    “Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchasers.

(g)                                 “Rules and Regulations” shall mean the rules and regulations of the SEC.

(h)                                 “SEC” shall mean the Securities and Exchange Commission.

(i)                                     “SEC Documents” shall have the meaning set forth in Section 3.29 below.

(j)                                     “Securities” shall mean the Shares, the Warrants and the Underlying Shares.

(k)                                  “Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

(l)                                     “Underlying Shares” shall mean the shares of Common Stock issuable upon exercise of the Warrants.

2.                                       Purchase and Sale of Securities.

2.1                                 Purchase and Sale.  Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally, hereby agrees to purchase from the Company, at the Closing (as defined below), (i) the number of Shares of Common Stock set forth opposite the name of such Purchaser under the heading “Number of Shares to be Purchased” on Exhibit A hereto, at a purchase price of two dollars and twenty cents ($2.20) per share (the “Common Stock Purchase Price”) and (ii) a Warrant to purchase thirty percent (30%) of the number of Shares purchased by such Purchaser (rounded up to the nearest whole share) pursuant to this Agreement, for a total number of Underlying Shares as set forth under the heading “Number of Underlying Shares to be Purchased under Warrants” on Exhibit A hereto, at a purchase price per Underlying Share of twelve and one-half cents ($0.125) and having a term of five (5) years from the Closing Date and an exercise price of two dollars and sixty-four cents ($2.64) per Underlying Share, which is equal to one hundred twenty percent (120%) of the Common Stock Purchase Price.  The total purchase price payable by each Purchaser for the Shares and the Warrants that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading “Aggregate Purchase Price” on Exhibit A hereto.  The aggregate purchase price payable by the Purchasers to the Company for all of the Shares and Warrants shall be equal to approximately $21.6 million.

2.2                                 Closing.  Subject to Section 2.3 hereof, the closing of the transactions contemplated under this Agreement (the “Closing”) shall take place at the offices of Cooley Godward Kronish LLP (“Cooley”), counsel to the Company, on the second or third business day after the Effective Date subject to satisfaction of the closing conditions set forth in Sections 5.1 and 5.2 hereof or at such other location, date

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and time as may be agreed upon between the Majority Purchasers and the Company.  At the Closing, the Company shall deliver to each Purchaser a single stock certificate and a single Warrant representing the number of Shares and the right to acquire the number of Underlying Shares purchased by such Purchaser, each to be registered in the name of such Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing or such other method of closing upon which the Company and a Purchaser may agree.

2.3                                 Subsequent Closing.  If Montreux Equity Partners III, SBIC, LP or any Affiliate of OrbiMed Advisors LLC included as a Purchaser on Exhibit A did not deposit into the designated escrow account established for the Closing or otherwise remit to the Company their respective Aggregate Purchase Price at or prior to the Closing (the “Subsequent Purchasers”), then, provided the Closing has occurred, each Subsequent Purchaser shall have an absolute obligation to deliver payment of such Subsequent Purchaser’s Aggregate Purchase Price by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing and to purchase the entire number of Shares and Warrants set forth opposite such Subsequent Purchaser’s name on Exhibit A no later than November 25, 2008, and the Company agrees to deliver to each Subsequent Purchaser against payment of such Aggregate Purchase Price a single stock certificate and a single Warrant representing the number of Shares and the right to acquire the number of Underlying Shares purchased by such Subsequent Purchaser, each to be registered in the name of such Subsequent Purchaser  (the “Subsequent Closing”). There shall be no conditions precedent to the occurrence of the Subsequent Closing, the purchase and sale at such Subsequent Closing shall otherwise be made on the terms and conditions set forth in this Agreement, and (i) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the Closing and the Company shall have no obligation to update any such representations or warranties, and (ii) the representations and warranties of each Subsequent Purchaser in Section 4 hereof shall speak as of the Effective Date, the Closing Date, and the date of the Subsequent Closing.

3.                                       Representations and Warranties of the Company. Except as disclosed in the SEC Documents (as hereinafter defined), the Company hereby represents and warrants to each of the Purchasers, as of the Effective Date and the Closing Date, as follows:

3.1                                 Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own, lease and operate, as the case may be, its properties and conduct its business as now conducted and as described in the SEC Documents; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of the business conducted by it, or its ownership or leasing of property, or its employment of employees or consultants therein, makes such qualification necessary, except where the failure to be so qualified or be in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, business, properties, results of operations or prospects of the Company (“Material Adverse Effect”).  The

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Company has not received a written notification that any proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.  The Company is in possession of and operating in material compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect.  The Company is not in violation of its certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”) as in effect on the Effective Date and the Closing Date, complete and correct copies of which have been filed by the Company with the SEC.  The Company’s sole subsidiary, ARYx Therapeutics Limited, a United Kingdom company, is a non-operating company with de minimis assets and liabilities and no business operations.  Except for short-term investments and investments that are not material to the Company, the Company does not own any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, limited liability company, joint venture, association or other entity except as set forth in the SEC Documents.

3.2                                 Authority.  The Company has all requisite corporate power and authority to enter into this Agreement and the other Operative Agreements and to perform the transactions contemplated hereby and thereby.  The Operative Agreements have been duly authorized, executed and delivered by the Company and are valid and binding agreements on the part of the Company, enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3                                 No Conflict.  The performance of this Agreement and the other Operative Agreements and the consummation of the transactions herein and therein contemplated will not result in (A) any violation of the Certificate of Incorporation or Bylaws of the Company or (B) a breach or violation of any of the terms and provisions of, or constitute a default under any contract, agreement, license, understanding, indenture, mortgage, deed of trust, loan agreement, joint venture, lease (including without limitation any sale and leaseback arrangement) or bond, debenture, note or other evidence of indebtedness, to which the Company is a party or by or to which it or its properties (including without limitation all Company Intellectual Property (as defined in Section 3.12(a))) are or may be bound or subject (each, a “Contract”) or any law, order, ruling, rule, regulation, writ, assessment, injunction, judgment or decree of any government or governmental court, agency or body, including the NASDAQ Stock Market LLC (“NASDAQ”), or any arbitration panel or authority, domestic or foreign, having jurisdiction over the Company or over any of its respective properties (including without limitation all Company Intellectual Property) or Contracts (“Government Entity”) or by or to which they or such of its properties or Contracts are or may be bound or subject (each, a “Law”), except in the case of this clause (B), such defaults or

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violations which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.4                                 Consents and Approvals.  No consent, approval, authorization or order of or qualification with any Government Entity is required for the execution and delivery of this Agreement or the other Operative Agreements and the consummation by the Company of the transactions herein and therein contemplated, except such consents (i) that will be obtained prior to the Closing Date and (ii) as may be required under the Securities Act, the Exchange Act (if applicable), the Rules and Regulations, or under state or other securities or blue sky laws or NASDAQ, all of which requirements will be satisfied in all material respects at or prior to the Closing Date (except for the filing of a Form D and related blue sky law filings which will be timely filed after the Closing Date).

3.5                                 Litigation; Contracts.  Except as disclosed in the SEC Documents, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or, to the Company’s knowledge, any of its respective directors or officers is a party, or of which any of its respective properties (including without limitation all Company Intellectual Property) or any Contract is the subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, if adversely decided, would be reasonably likely to result in a decision, ruling, finding, judgment, decree, order or settlement having a Material Adverse Effect or to prevent or delay consummation of the transactions contemplated hereby.  There are no Contracts of a character required to be described or referred to in the SEC Documents, and/or filed as an exhibit to the SEC Documents, by the Securities Act, the Exchange Act or the Rules and Regulations, which have not been accurately described in all material respects in the SEC Documents, and/or filed as an exhibit to the SEC Documents, other than the omission of which would not reasonably be expected to have a Material Adverse Effect.  The Contracts described in the SEC Documents are in full force and effect and are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.  No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) (A) has resulted or is reasonably likely to result in a breach, default, violation or waiver of any Contract or any provision thereof; (B) gives or is reasonably likely to give any party to any Contract the right to declare a breach, default or violation of or exercise any remedy under such Contract; (C) gives or is reasonably likely to give any party to any Contract the right to cancel, terminate, modify or be excused from performance of any obligations under such Contract; or (D) has resulted or is reasonably likely to result in a violation of any Law or in imposition of any fines, penalties, damages, injunctions, prohibitions or other sanctions, except where such breaches, defaults, violations, waivers, remedies, cancellations, terminations, modifications, excuses or impositions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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3.6                                 Capitalization.  All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and have not been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.  The authorized capital stock of the Company consists of (i) 150,000,000 shares of Common Stock, of which approximately 17,689,332 shares are outstanding on the Effective Date and (ii) 10,000,000 shares of preferred stock, of which no shares are outstanding on the Effective Date.  Except for (i) options to purchase Common Stock or other equity awards issued to employees and consultants of the Company pursuant to the employee benefits plans disclosed in the SEC Documents and (ii) outstanding warrants disclosed in the SEC Documents, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.  There are no voting agreements or other similar arrangements with respect to the Common Stock to which the Company is a party.  The description of the Company’s warrants, stock option plans, employee stock purchase plans or similar arrangements, and the options or other rights granted and exercised thereunder, set forth in the SEC Documents accurately and fairly presents, in all material respects, the information required to be shown with respect to such warrants, plans, arrangements, options and rights. The issuance and sale of the Securities will not result in a right of any current holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

3.7                                 Authorization.  The Securities have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.  The Underlying Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, including payment of the exercise price therefore, the Underlying Shares will be validly issued, fully paid and nonassessable and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.  No preemptive right, co-sale right, right of first refusal or other similar right of stockholders exists with respect to any of the Securities or the issuance and sale thereof, other than those that have been expressly waived prior to the date hereof, those that will have been expressly waived prior to the Closing Date, those that will automatically expire upon or will not apply to the consummation of the transactions contemplated on the Closing Date and as set forth in the Operative Agreements. Other than as set forth in that certain Amended and Restated Investor Rights Agreement, dated October 22, 2007, by and between the Company and the other parties thereto, no stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time) following the notification of

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the Company’s intent to file the registration statement to be filed by the Company pursuant to Registration Rights Agreement (the “Registration Statement”) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement other than as set forth in the Registration Rights Agreement.  No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale or transfer of the Securities, or the filing of the Registration Statement by the Company. No further approval or authorization of any other third party is required for the issuance and sale or transfer of the Securities, or the filing of the Registration Statement by the Company, except as may be required under federal, state or other securities or blue sky laws.

3.8                                 Accountants.  Ernst & Young LLP, whose report on the financial statements of the Company is filed with the SEC in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, are, to the Company’s knowledge, independent registered public accountants as required by the Securities Act and the Rules and Regulations.  Except as described in the SEC Documents and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, Ernst & Young LLP has not engaged in any “prohibited activities” (as defined in Section 10A of the Exchange Act) on behalf of the Company.

3.9                                 Financial Statements.  The financial statements of the Company, together with the related schedules and notes, set forth in the SEC Documents:  (i) present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified; and (ii) have been prepared in compliance with requirements of the Securities Act and the Rules and Regulations and in conformity with generally accepted accounting principles in the United States applied on a consistent basis during the periods presented, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and the schedules included in such financial statements present fairly, in all material respects, the information required to be stated therein (provided, however, that the statements that are unaudited are subject to normal year-end adjustments).  There are no financial statements (historical or pro forma) and/or related schedules and notes that are required to be included in the SEC Documents that are not included as required by the Securities Act, the Exchange Act and/or the Rules and Regulations, except where a failure to so include would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.10                           No Changes.  Except as disclosed in the SEC Documents, subsequent to June 30, 2008 there has not been (i) any change, development or event that would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, (ii) any transaction that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, (iv) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or (vi) any loss or damage (whether or not insured) to the property of the Company that has been sustained or will

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have been sustained that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.11                           Property.  Except as set forth in the SEC Documents:  (i) the Company has good and marketable title to all properties and assets described in the SEC Documents as owned by it free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, whether imposed by agreement, contract, understanding, law, equity or otherwise, except for Permitted Liens (as defined below) or where any failure to have good and marketable title to such properties and assets would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (ii) the Company has valid and enforceable leases, including without limitation any leases that are the subject of any sale and leaseback arrangement, for all properties described in the SEC Documents as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.  Except as set forth in the SEC Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.  A “Permitted Lien” shall mean (i) liens for taxes not yet due, (ii) mechanics liens and similar liens for labor, materials or supplies incurred in the ordinary course of business for amounts that are not delinquent and (iii) any liens that individually or in the aggregate are not material.

3.12                           Intellectual Property.

(a)                          The Company owns, or has valid, binding, and enforceable licenses to use, the inventions, works of authorship, technology, patents, patent applications, copyrights, trademarks, service marks, domain names, trade names, service names, trade secrets, know-how (and other unpatented and/or unpatentable proprietary rights) and all other intellectual property and proprietary rights necessary to conduct its business in the manner described in the SEC Documents (collectively, the “Company Intellectual Property”), except for any Company Intellectual Property the absence of which would not have, individually or in the aggregate, a Material Adverse Effect.  The Company Intellectual Property is free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, whether imposed by agreement, contract, understanding, law, equity or otherwise, except for Permitted Liens.  All patent applications of the Company have been properly filed and prosecuted in accordance with all applicable laws, including without limitation all rules regarding the duty of candor, and, to the Company’s knowledge, no claim of any patent or patent application (assuming the claims of patent applications issue as currently pending) included in the Company Intellectual Property is unenforceable or invalid, except for such unenforceability or invalidity that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.  The Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in the SEC Documents.

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(b)                         Except as disclosed in the SEC Documents, (i) the Company has not received any notice, and otherwise has no knowledge, of any actual or potential infringement or misappropriation by any third parties of any Company Intellectual Property; (ii) the conduct of the business of the Company in the manner described in the SEC Documents, including without limitation the manufacture, sale, use, or importation of any potential products of the Company described therein, does not and will not, to the knowledge of the Company, infringe, misappropriate, or interfere or conflict with, any patent, copyright, trademark, trade secret, or other intellectual property or proprietary right of any third party; (iii) the Company is not making, and does not intend to make, any unauthorized use of any confidential information or trade secrets of any third party; (iv) the Company has not received any written notice, and is not otherwise aware, of any intellectual property or other proprietary rights of any third parties that actually or potentially materially conflict or interfere with the Company Intellectual Property; (v) to the Company’s knowledge, no third party, including without limitation any academic or governmental organization, possesses rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive to those of the Company; (vi) there is no pending, nor to the knowledge of the Company, threatened action, suit, proceeding, or other claim challenging the validity, enforceability, or exploitation of, or the Company’s rights in or to, any Company Intellectual Property; and (vii) there is no pending, nor to the knowledge of the Company, threatened action, suit, proceeding, or other claim that the Company infringes, misappropriates, or otherwise violates any intellectual property or proprietary rights of any third party.

(c)                          The Company has a good faith belief that it has taken those steps required in accordance with sound business practice and commercially reasonable business judgment to establish and preserve its ownership of, and licenses to, all Company Intellectual Property. Each former and current employee and independent contractor of the Company has signed and delivered one or more written contracts with the Company pursuant to which such employee or independent contractor assigns to the Company all of his, her or its rights in and to any inventions, discoveries, improvements, works of authorship, know-how, or information made, conceived, reduced to practice, authored, or discovered in the course of employment by or performance of services for the Company, as well as any and all patent rights, copyrights, trademark rights, and other intellectual property rights therein or thereto.  Neither the Company nor, to the knowledge of the Company, any of its employees or independent contractors have any agreements or arrangements with any third party restricting the Company’s or any such employee’s or independent contractor’s engagement in business activities that are material aspects of the Company’s business as described in the SEC Documents.  To the Company’s knowledge, no employee or independent contractor of the Company is in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-disclosure agreement, or any other agreement or arrangement with any former employer, customer, or other third party as a result of such employee’s or independent contractors relationship with the Company or any actions undertaken by such employee or independent contractor while employed by or engaged with the

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Company, except as such violation would not reasonably be expected to have a Material Adverse Effect.

3.13                           Tax Returns. The Company has timely filed all federal, state and foreign income and franchise tax returns required to be filed by the Company on or prior to the date hereof, and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the Company’s knowledge, might be asserted against the Company that would reasonably be expected to have a Material Adverse Effect.  All tax liabilities are adequately provided for on the books of the Company.

3.14                           Internal Controls.   Except as disclosed in the SEC Documents, the Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that:  (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15                           Audit Committee.  The Company’s Board of Directors has validly appointed an Audit Committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of NASDAQ (the “NASDAQ Rules”) and the Board of Directors and/or the Audit Committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASDAQ Rules.  The Audit Committee has reviewed the adequacy of its charter within the past 12 months.

3.16                           Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) in the manner and to the extent required by the Exchange Act and the rules promulgated thereunder by the SEC; such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within the Company; the Company’s auditors’ and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there, have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)

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and any related Rules and Regulations, and the statements contained in any such certification are complete and correct; the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

3.17                           Insurance.  The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts it reasonably believes to be adequate for its business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering the acts and omissions of directors and officers, real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

3.18                           Losses.  The Company has not sustained since June 30, 2008 any losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than any losses or interferences which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.19                           Labor Disputes.  No labor dispute with employees of the Company exists or, to the Company’s knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect.  No collective bargaining agreement exists with any of the Company’s employees and, to the Company’s knowledge, no such agreement is imminent.

3.20                           NASDAQ Global Market.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the NASDAQ Global Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Global Market.  The Company has not received any notification that the SEC or NASDAQ is contemplating terminating such registration or listing.  The Company has taken all actions necessary to list the Shares and the Underlying Shares for quotation on the NASDAQ Global Market, except where a failure to take any action would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. The Company is in compliance with all corporate governance requirements of the NASDAQ Global Market.  The Company shall have complied with all requirements of the NASDAQ Global Market with respect to the issuance of the Securities.

3.21                           Investment Company.  The Company is not and, after giving effect to the offering and sale of the Securities and the receipt of the proceeds contemplated herein, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

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3.22                           Offering Materials; No Integrated Offering.  Other than the SEC Documents and the Operative Agreements (collectively, the “Offering Materials”), the Company has not distributed and, prior to the Closing Date, will not distribute, any offering materials in connection with the offering and sale of the Securities.  The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would require the offer, issuance or sale of the Securities, as contemplated by this Agreement, to be registered under Section 5 of the Securities Act.

3.23                           No Manipulation of Stock.  Neither the Company nor, to its knowledge, any of its affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

3.24                           ERISA.  The Company is in compliance in all material respects with all currently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder, except where a failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.25                           Environmental.  Except as set forth in the SEC Documents:  (i) to the Company’s knowledge, the Company is in material compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business, except where a failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the SEC Documents; (iii) to the Company’s knowledge, the Company is not currently required to make future material capital expenditures to comply with Environmental Laws; and (iv) to the Company’s knowledge, no property that is owned, leased or occupied by the Company has been designated a Superfund site pursuant to the Comprehensive Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

3.26                           Outstanding Loans to Officers or Directors.  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them.

3.27                           Sales or Issuances.  The Company has not sold or issued any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued in a public offering pursuant to a valid and

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effective registration statement filed with the SEC or shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

3.28                           Regulatory Compliance. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business as currently conducted, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where a failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  The Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

3.29                           SEC Documents.  The Company has made available to each Purchaser, a true and complete copy of the Company’s Registration Statement on Form S-1, the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 and June 30, 2008, and any other statement, report (including, without limitation, Current Reports on Form 8-K), registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Company with the SEC during the period commencing on January 1, 2008 and ending on the date hereof.  The Company will, promptly upon the filing thereof, also make available to each Purchaser all statements, reports (including, without limitation, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Company with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.29 being called, collectively, the “SEC Documents”).  The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement.  As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document. Without limiting the foregoing, effective on or about December 1, 2008, the Company expects to meet each of the eligibility requirements for the use of Form S-3 in connection with the resale registration of the Shares and the Underlying Shares as contemplated under the Registration Rights Agreement.

3.30                           Brokers or Finders.  Except for Pacific Growth Equities, LLC (the “Placement Agent”), the Company has not dealt with any broker or finder in connection

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with the transactions contemplated by this Agreement, and, except for certain fees and expenses payable by the Company to the Placement Agent, the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.31                           No General Solicitation; Securities Laws. Neither the Company nor, to the knowledge of the Company, any person acting for the Company, has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby.  Assuming that all of the representations and warranties of the Purchasers set forth in Section 4, are true and correct, the offer and sale of the Securities was conducted and completed in compliance with the Securities Act.

4.                                       Representations and Warranties of the Purchasers.  Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company, as of the Effective Date and the Closing Date, as follows:

4.1                                 Authorization.  All action on the part of such Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of the Operative Agreements and the consummation of the transactions contemplated herein and therein has been taken.  When executed and delivered, each of the Operative Agreements will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.  Such Purchaser has all requisite corporate power to enter into each of the Operative Agreements and to carry out and perform its obligations under the terms of the Operative Agreements.  Such Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities for an indefinite period of time.  The Purchaser acknowledges that the Placement Agent has made no representations or warranties regarding the Company; the Purchaser agrees that neither the Placement Agent nor any of its controlling persons, Affiliates, directors, officers, employees or consultants shall have any liability to the Purchaser or any person asserting claims on behalf of or in right of the Purchaser for any losses, claims, damages, liabilities or expenses arising out of or relating to this Agreement or the Purchaser’s purchase of the Securities.

4.2                                 Purchase Entirely for Own Account.  Such Purchaser is acquiring the Securities being purchased by it hereunder for investment, for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act. Such Purchaser has not entered into an agreement or understanding with any other party to resell or distribute such Securities.

4.3                                 Investor Status; Etc.  Such Purchaser certifies and represents to the Company that it is now, and at the time such Purchaser acquires any of the

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Securities, such Purchaser will be, an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Securities.  Such Purchaser’s financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment.  Such Purchaser has received, reviewed and considered all information it deems necessary in making an informed decision to make an investment in the Securities and has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

4.4                                 Confidential Information.  Each Purchaser understands that any information, other than the SEC Documents, provided to such Purchaser by the Company, including, without limitation, the existence and nature of all discussions and presentations, if any, regarding this offering and the Operative Agreements, is strictly confidential and proprietary to the Company and is being submitted to the Purchaser solely for such Purchaser’s confidential use in connection with its investment decision regarding the Securities.  Such Purchaser agrees to use such information for the sole purpose of evaluating a possible investment in the Securities and such Purchaser hereby acknowledges that it is prohibited from reproducing or distributing such information, the Operative Agreements, or any other offering materials, in whole or in part, or divulging or discussing any of their contents except for use internally and by its legal counsel and except as required by law or legal process.  Such Purchaser understands that the federal securities laws prohibit any person who possesses material nonpublic information about a company from trading in securities of such company.

4.5                                 Shares Not Registered.  Such Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.  The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

4.6                                 No Conflict.  The execution and delivery of the Operative Agreements by such Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any material violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser, (ii) any material agreement or instrument, permit, franchise, or license or (iii) any judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

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4.7                                 Brokers.  Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

4.8                                 Consents.  All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are, or will be, effective as of the Closing.

4.9                                 No Intent to Effect a Change of Control.  Such Purchaser has no present intent to change or influence the control of the Company within the meaning of Rule 13d of the Exchange Act.

4.10                           Acknowledgments Regarding Placement Agent.  Each Purchaser acknowledges that the Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity.  Each Purchaser further acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Securities by the Company, that if the Placement Agent provided any information and data to such Purchaser in connection with the transactions contemplated hereby, that such information and data have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Each Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities.  Each Purchaser further acknowledges that the provisions of this Section 4.10 are also for the benefit of, and may also be enforced by, the Placement Agent.

4.11                           Information. Each Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, if any, that have been requested by the Purchaser or its advisors, if any.  The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents.

4.12                           No Public Offering.  Such Purchaser has not received any information relating to the Securities or the Company, and is not purchasing the Securities as a result of, any form of general solicitation or general advertising, including but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

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4.13                           Short Positions. Such Purchaser will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.

4.14                           Residency.  Purchaser’s principal executive offices are in the jurisdiction set forth immediately below Purchaser’s name on the applicable signature page attached hereto.

4.15                           Governmental Review.  Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

5.                                       Conditions Precedent.

5.1                                 Conditions to the Obligation of the Purchasers to Consummate the Closing.  The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares and Warrants being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

(a)                          The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

(b)                         The Registration Rights Agreement and the applicable Warrant shall have been executed and delivered by the Company.

(c)                          The Company shall have performed all obligations and conditions required to be performed or observed by the Company under this Agreement on or prior to the Closing Date.

(d)                         No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

(e)                          The purchase of and payment for the Securities by the Purchaser shall not be prohibited by any law or governmental order or regulation.  All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect (except for the filing of a Form D and related blue sky law filings which will be timely filed after the Closing Date).

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(f)                            All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Purchaser, the Purchaser shall have received an opinion of legal counsel to the Company substantially in the form of Exhibit C attached hereto, and such Purchaser shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith and such certificates of the Company’s officers as such Purchaser may have reasonably requested in connection with such transactions.

(g)                         The Purchasers shall have delivered a minimum of $18.2 million of the aggregate purchase price for all of the Shares and the Warrants to be purchased hereunder into the designated escrow account established for the Closing.

(h)                         The Purchasers shall have received a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver the Shares to the Purchasers in accordance with the amounts set forth in Exhibit A.

5.2                                 Conditions to the Obligation of the Company to Consummate the Closing.  The obligation of the Company to consummate the Closing and to issue and sell to each of the Purchasers the Shares and Warrants to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

(a)                          The representations and warranties contained herein of such Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

(b)                         The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

(c)                          The Purchasers shall have performed all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

(d)                         No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

(e)                          The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.  All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations

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and filings with, any governmental or administrative agency or of any other person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

(f)                            The Purchasers shall have delivered a minimum of $18.2 million of the aggregate purchase price for all of the Shares and the Warrants to be purchased hereunder into the designated escrow account established for the Closing.

(g)                         All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

6.                                       Transfer, Legends.

6.1                                 Securities Law Transfer Restrictions.

(a)                          Each Purchaser understands that, except as provided in the Registration Rights Agreement, the Securities have not been registered under the Securities Act or any state securities laws, and each Purchaser agrees that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”), the Securities nor will such Purchaser engage in any hedging or other transaction which is designed to or could be reasonably expected to lead to or result in a Disposition of Securities by such Purchaser or any other person or entity unless (a) the Securities are registered under the Securities Act, or (b) such Purchaser shall have delivered to the Company an opinion of counsel in form, substance and scope reasonably acceptable to the Company, to the effect that registration is not required under the Securities Act or any applicable state securities law due to the applicability of an exemption therefrom.  In that connection, such Purchaser is aware of Rule 144 under the Securities Act and the restrictions imposed thereby.  Such Purchaser acknowledges and agrees that no sales of the Securities may be made under the Registration Statement filed by the Company pursuant to the Registration Rights Agreement and that the Securities are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Securities is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Exhibit D hereto; (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and (iii) to the effect that (A) the shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws, and (B) the requirement, if any, of delivering a current prospectus has been satisfied.  Each Purchaser agrees that it will not use any of the Securities acquired pursuant to this Agreement to engage in any hedging or other transactions prohibited under federal or state securities laws.  Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is in violation of applicable securities laws and regardless of when such position was entered into) or any purchase, sale or grant of

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any right (including, without limitation, any put or call option) or any borrowing or pre-borrowing with respect to the Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

(b)                         Each Purchaser acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of Securities, in any jurisdiction outside of the United States where action for that purpose is required.  Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.  The Placement Agent is not authorized to make any representation or use any information in connection with the issue, placement, purchase and sale of the Securities.

(c)                          Each Purchaser hereby covenants with the Company not to make any sale of the Securities without complying with the provisions of the Operative Agreements and with all applicable securities laws and regulations, and such Purchaser acknowledges that the certificates evidencing the Shares and the Warrants will be imprinted with a legend that prohibits their transfer except in accordance therewith.  Each Purchaser acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the Registration Statement, until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

6.2                                 Legends.

(a)                          Each certificate representing any of the Shares and each Warrant shall be endorsed with the legend substantially in the form as set forth below, together with other legends as may be required by applicable securities laws, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the securities represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT.”

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(b)                         After the earlier of (i) the effectiveness of the Registration Statement and receipt by the Company of a Purchaser’s written confirmation that such Securities will not be disposed of except in compliance with the prospectus delivery requirements, if any, of the Securities Act or (ii) unlimited resale pursuant to Rule 144 under the Securities Act becoming available to a Purchaser, the Company shall, upon such Purchaser’s written request, promptly cause certificates evidencing the Purchaser’s Shares to be replaced with certificates that do not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, the Company shall deliver unlegended certificates to a Purchaser within three (3) business days following (i) submission by that Purchaser of legended certificate(s) to the Company’s transfer agent or (ii) in the event of an exercise of the Warrant, submission by that Purchaser of all required documents (including the payment of the exercise price) to the Company and the Company’s transfer agent for the purposes of such exercise in accordance with the terms of the Warrant, together with a representation letter in customary form.  The Company’s obligation to issue unlegended certificates pursuant to this Section 6.2(b) shall be excused if (i) the SEC promulgates any rule or interpretation expressly prohibiting removal of legends in such circumstances, (ii) the SEC or other regulatory authority instructs the Company or its transfer agent not to remove such legends, (iii) the SEC makes it a condition to the effectiveness of the Registration Statement that the Company continue to keep such legends in place, and (iv) with respect to a Purchaser, so long as such Purchaser is deemed to be an “affiliate” of the Company pursuant to the Securities Act and Rule 144 promulgated thereunder (in which case, the certificate(s) evidencing such Purchaser’s shares shall also bear a legend disclosing Purchaser’s status as an “affiliate” of the Company until such time as such Purchaser is no longer deemed by the Company, in its reasonable discretion with the advice of its legal counsel, to be an “affiliate” of the Company in accordance with the Securities Act).

(c)                          Notwithstanding the removal of legends as provided in Section 6.2(b), until a Purchaser’s Shares or the Underlying Shares, as applicable, are sold pursuant to the Registration Statement or unlimited resale pursuant to Rule 144 becomes available to the Purchaser, the Purchaser shall continue to hold such shares in the form of a definitive stock certificate and shall not hold the shares in street name or in book-entry form with a securities depository.

7.                                       Termination; Liabilities Consequent Thereon.  This Agreement may be terminated and the transactions contemplated hereunder abandoned at any time prior to the Closing only as follows:

(a)                                  by the Purchasers, upon notice to the Company if the conditions set forth in Section 5.1 shall not have been satisfied on or prior to December 12, 2008; or

(b)                                 by the Company, upon notice to the Purchasers if the conditions set forth in Section 5.2 shall not have been satisfied on or prior to December 12, 2008; or

(c)                                  at any time by mutual agreement of the Company and the Purchasers; or

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(d)                                 by the Purchasers, if there has been any breach of any representation or warranty or any material breach of any covenant of the Company contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by each Purchaser that, in the case of any representation or warranty of the Company contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7(d) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by the Company); or

(e)                                  by the Company, if there has been any breach of any representation, warranty or any material breach of any covenant of any Purchaser contained herein and the same has not been cured within 15 days after notice thereof (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation or warranty will be deemed to have been breached for purposes of this Section 7(e) only if such representation or warranty was not true and correct in all material respects at the time such representation or warranty was made by such Purchaser).

Notwithstanding the foregoing, with respect to Sections 7(b) and 7(e), the Company may not terminate this Agreement as to any Purchaser who (i) has met its closing obligations under Section 5.2, (ii) is not in breach of any representation or warranty or material breach of any covenant of such Purchaser, and (iii) elects to proceed with the Closing despite the failure of one or more other Purchasers to meet their respective closing obligations under Section 5.2, which shall include any act that causes any closing obligation under Section 5.2 to not be met, or the breach by one or more other Purchasers of any representation, warranty or material covenant of any such Purchaser. Any termination pursuant to this Section 7 shall be without liability on the part of any party, unless such termination is the result of a material breach of this Agreement by a party to this Agreement in which case such breaching party shall remain liable for such breach notwithstanding any termination of this Agreement. Any liability of a Purchaser under this Section 7 shall be several, and not joint, with the obligations of any other Purchaser.

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8.                                       Indemnification. To the fullest extent permitted by law, the Company agrees to indemnify and hold harmless each Purchaser from and against any losses, claims, damages, judgments, fines, penalties, expenses (including reasonable attorney’s fees and expenses), amounts paid in settlement, and liabilities joint or several (“Claims”) to which such Purchaser may become subject (under the Securities Act or otherwise) or which it may incur in connection with investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto insofar as such Claims (or actions or proceedings in respect thereof) arise out of, or are based upon any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein. The Company shall reimburse each Purchaser for the amounts provided for herein on demand as such expenses are incurred as reasonably documented by the Purchaser.

9.                                       Miscellaneous Provisions.

9.1                                 Public Statements or Releases.  The Company shall, on the business day following the Closing Date, file a Current Report on Form 8-K, disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the SEC.  The Company and the Placement Agent shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and none of the parties to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers or other third parties, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the Company, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section 9.1 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

9.2                                 Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other parties to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

9.3                                 Rights Cumulative.  Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement.  The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

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9.4                                 Pronouns.  All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

9.5                                 Notices.  Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing, addressed as set forth below and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) three business (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, in each case costs prepaid.

(a)                                  All correspondence to the Company shall be addressed as follows:

ARYx Therapeutics, Inc.

6300 Dumbarton Circle

Fremont, CA 94555
Attention:              Paul Goddard, Ph.D.
                                Chairman of the Board and

                                Chief Executive Officer

Facsimile:               510-585-2202

with a copy to (which shall not constitute notice):

Cooley Godward Kronish, LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306

Attention:              Jim F. Fulton, Jr., Esq.

Facsimile:               650-849-7400

All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth in Exhibit A.

(b)                                 Any entity may change the address to which correspondence to it is to be addressed by ten (10) days advance written notification as provided for herein.

9.6                                 Captions.  The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

9.7                                 Severability.  Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of

24

such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

9.8                                 Governing Law; Injunctive Relief.

(a)                          This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

(b)                         Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”).  Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party’s reasonable costs, including attorney’s fees, incurred in connection with defending such action.  Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

9.9                                 Amendments. This Agreement may not be amended or modified, and no rights or provisions may be waived, except pursuant to an instrument in writing signed by the Company and the Majority Purchasers; provided, however, that this Agreement may not be amended or modified, and no rights or provisions may be waived, in any way that materially adversely affects the rights and/or obligations of any Purchaser under this Agreement in a manner materially different from the manner in which it affects the rights and/or obligations of the other Purchasers without the written consent of such adversely affected party. The Company shall give prompt written notice of any amendment, modification or waiver hereof to any party hereto that did not consent in writing to such amendment, modification or waiver. Any amendment, modification or waiver effected in accordance with this Section 9.9 shall be binding on all parties hereto, even if they do not execute such consent.

9.10                           Waiver.  No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

9.11                           Expenses.  Each party will bear its own costs and expenses in connection with this Agreement; provided however that the Company shall reimburse Growth Equity Opportunities Fund, LLC (“NEA”), for all documented legal, due diligence and other fees and expenses incurred by NEA in connection with the transaction described in this Agreement (not to exceed $40,000), and subsequently with

25

respect to review of the Registration Statement required to be filed pursuant to the Registration Rights Agreement (not to exceed $10,000).

9.12                           Assignment.  The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party.  No party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the Company, provided, however, that a Purchaser may assign its rights hereunder with respect to any Securities transferred to a “Qualified Holder” pursuant to and in compliance with Section 14 of the Registration Rights Agreement, and may designate such Qualified Holder to perform the duties of the Purchaser hereunder with respect to such transferred Securities; provided, further that irrespective of such transfer and designation the Purchaser shall remain obligated hereunder with respect to all of such Purchaser’s purchased Securities.  In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the Company.

9.13                           Survival.  The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of one (1) year from the Closing Date, without regard to any investigation made by any party; provided, however, that the covenants and agreements contained in Sections 6, 8 and 9 of this Agreement shall survive the Closing Date and the consummation of the transactions contemplated herein beyond the one (1) year period and provided further, that for clarification purposes, the provisions of Section 8 of this Agreement shall only survive with respect to any claims pending as of the one (1) year anniversary of the Closing Date and any claims arising thereafter out of the breach of the covenants and agreements of the Company under Sections 6 and 9 of this Agreement.

9.14                           Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

9.15                           Entire Agreement.  The Operative Agreements constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.  No modification, alteration, waiver or change in any of the terms of the Operative

26

Agreements shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Majority Purchasers.

9.16                           Waiver of Conflicts.  Each party to this Agreement acknowledges that Cooley, outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing.  The applicable rules of professional conduct require that Cooley inform the parties hereunder of this representation and obtain their consent.  Cooley has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company.  The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Cooley has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Cooley’s representation of the Company in the Financing.

9.17                           Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transaction contemplated hereby. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

9.18                           Use of Proceeds.  The Company agrees that all proceeds from the sale of the Shares and the Warrants pursuant to this Agreement shall be used only for working capital and other corporate/operational purposes of the Company; provided, however, that the Company shall be permitted to use such proceeds to make required payments on the Company’s outstanding indebtedness on the Effective Date as disclosed in the SEC Documents.

[SIGNATURE PAGE TO FOLLOW]

27

IN WITNESS WHEREOF, the parties hereto have executed this SECURITIES PURCHASE AGREEMENT as of the day and year first above written.

ARYX THERAPEUTICS, INC.

By:	/s/ Paul Goddard
Name:	Paul Goddard, Ph.D.
Title:	Chairman of the Board and
Chief Executive Officer

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
GROWTH EQUITY OPPORTUNITIES FUND, L.L.C.

By: New Enterprise Associates 12, Limited Partnership, its Member
By: NEA Partners 12, Limited
Partnership, its general partner
By: NEA 12 GP, LLC, its general
partner

	By:	/s/ Charles W. Newhall
	Name:	Charles W. Newhall
	Title:	Manager

Address:

c/o New Enterprise Associates
1119 St. Paul Street
Baltimore, MD 21201

Facsimile: (410) 752-7721

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MPM BIOVENTURES III, L.P.

By: MPM BioVentures III GP, L.P., its
General Partner
By: MPM BioVentures III LLC, its General
Partner

	By:	/s/ Nicholas Simon III
	Name:	Nicholas Simon III
	Title:	Series A Member

Address:

The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Facsimile: (617) 425-9201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MPM BIOVENTURES III-QP, L.P.

By: MPM BioVentures III GP, L.P., its
General Partner
By: MPM BioVentures III LLC, its General
Partner

	By:	/s/ Nicholas Simon III
	Name:	Nicholas Simon III
	Title:	Series A Member

Address:

The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Facsimile: (617) 425-9201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By: MPM BioVentures III GP, L.P., in its
capacity as the Managing Limited Partner
By: MPM BioVentures III LLC, its General
Partner

	By:	/s/ Nicholas Simon III
	Name:	Nicholas Simon III
	Title:	Series A Member

Address:

The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Facsimile: (617) 425-9201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MPM BIOVENTURES III PARALLEL
FUND, L.P.

By: MPM BioVentures III GP, L.P., its
General Partner
By: MPM BioVentures III LLC, its General
Partner

	By:	/s/ Nicholas Simon III
	Name:	Nicholas Simon III
	Title:	Series A Member

Address:
The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Facsimile: (617) 425-9201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MPM ASSET MANAGEMENT
INVESTORS 2002 BVIII LLC

	By:	/s/ Nicholas Simon III
	Name:	Nicholas Simon III
	Title:	Series A Member

Address:
The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Facsimile: (617) 425-9201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MPM BIOVENTURES STRATEGIC
FUND, L.P.

By: MPM BioVentures III GP, L.P., its
General Partner
By: MPM BioVentures III LLC, its General
Partner

	By:	/s/ Nicholas Simon III
	Name:	Nicholas Simon III
	Title:	Series A Member

Address:
The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Facsimile: (617) 425-9201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
ORBIMED ASSOCIATES LLC

	By:	/s/ Eric A. Bittelman
	Name:	Eric A. Bittelman
	Title:	CFO, OrbiMed Adivsors, LLC

Address:
OrbiMed Advisors LLC
767 Third Ave. 30th Floor
New York NY 10017

Facsimile:

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
CADUCEUS PRIVATE INVESTMENTS, LP

	By:	/s/ Eric A. Bittelman
	Name:	Eric A. Bittelman
	Title:	CFO, OrbiMed Cpaital

Address:
OrbiMed Advisors LLC
767 Third Ave. 30th Floor
New York NY 10017

Facsimile:

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
UBS JUNIPER CROSSOVER FUND, L.L.C.

	By:	/s/ Eric A. Bittelman
	Name:	Eric A. Bittelman
	Title:	CFO, OrbiMed Adivsors, LLC

Address:
OrbiMed Advisors LLC
767 Third Ave. 30th Floor
New York NY 10017

Facsimile:

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
Jennison Health Sciences Fund, a series of
Jennison Sector Funds, Inc. (the “Fund”)

	By:	Jennison Associates LLC (“Jennison”), as
sub-adviser to the Fund

	By:	/s/ David Chan
	Name:	David Chan
	Title:	Managing Director of Jennison and Portfolio Manager to the Fund

Address:
c/o Jennison Associates LLC
466 Lexington Ave
New York NY 10017

	Facsimile:	(212) 986-6138

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
Pacific Select Fund, Health Sciences
Portfolio (the “Fund”)

	By:	Jennison Associates LLC (“Jennison”), as
sub-advisor to the Fund

	By:	/s/ David Chan
	Name:	David Chan
	Title:	Managing Director of Jennison and Portfolio Manager to the Fund

Address:
c/o Jennison Associates LLC
466 Lexington Ave
New York NY 10017

	Facsimile:	(212) 986-6138

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
NEXUS GEMINI, L.P.

	By:	/s/ Dominique Semon
	Name:	Dominique Semon
	Title:	Fund Manager

Address:
Merlin Nexus
230 Park Avenue, Suite 928
New York NY 10169

	Facsimile:	(646) 227-5201

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

PURCHASER:
MONTREUX EQUITY PARTNERS III
SBIC, LP

	By:	/s/ Manish Chapekar
	Name:	Manish Chapekar
	Title:	Managing Director of the General Partner

Address:
3000 Sand Hill Road
Building 1, Suite 260
Menlo Park, CA 94025

	Facsimile:	(650) 234-1250

ARYX THERAPEUTICS, INC.

SECURITIES PURCHASE AGREEMENT – SIGNATURE PAGE

Exhibit A

SCHEDULE OF PURCHASERS

Purchaser Name and Address	Number of Shares to be Purchased	Number of Underlying Shares to be Purchased under Warrants	Aggregate Purchase Price
Growth Equity Opportunities Fund, LLC c/o New Enterprise Associates 1119 St. Paul Street Baltimore, MD 21201	4,469,274	1,340,782	$10,000,000.58

MPM BioVentures III, L.P. MPM BioVentures III-QP, L.P. MPM BioVentures III GMBH & Co. Beteiligungs KG MPM BioVentures III Parallel Fund, L.P. MPM Asset Management Investors 2002 BVIII LLC MPM BioVentures Strategic Fund, L.P. The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attn: Nicholas J. Simon III	1,787,710	536,313	$4,000,001.13

Caduceus Private Investments, L.P. OrbiMed Associates LLC UBS Juniper Crossover Fund, LLC Orbimed Advisors LLC 767 Third Ave. 30th Floor New York, NY 10017 Attn: Eric A. Bittleman	1,214,646	364,394	$2,717,770.43

IFTCO, as nominee for Pacific Select Fund, Health Sciences Portfolio David Chan c/o Jennison Associates LLC 466 Lexington Ave. New York, NY 10017	148,782	44,635	$332,899.73

Hare & Co., as nominee for Jennison Health Sciences Fund David Chan c/o Jennison Associates LLC 466 Lexington Ave. New York, NY 10017	1,192,000	357,600	$2,667,100

Nexus Gemini, LP Dominique Semon 230 Park Ave., Ste. 928 New York, NY 10169	558,659	167,598	$1,249,999.51

Purchaser Name and Address	Number of Shares to be Purchased	Number of Underlying Shares to be Purchased under Warrants	Aggregate Purchase Price
Montreux Equity Partners III SBIC, LP 3000 Sand Hill Road Building 1, Suite 260 Menlo Park, CA 94025-7073 Attn: Manish Chapekar	278,474	83,542	$623,085.58

Exhibit B

FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT.

WARRANT NO.	NUMBER OF SHARES:
DATE OF ISSUANCE: November , 2008	(subject to adjustment)

WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF

ARYx Therapeutics, Inc.

This Warrant is issued to                           , or its registered assigns in accordance with the terms hereof (the “Purchaser”), pursuant to that certain Securities Purchase Agreement, dated as of November 11, 2008, between ARYx Therapeutics, Inc., a Delaware corporation (the “Company”), the Purchaser and certain other purchasers thereunder (the “Purchase Agreement”) and is subject to the terms and conditions of the Purchase Agreement. This Warrant, together with such other warrants issued pursuant to the terms of the Purchase Agreement, shall collectively be referred to as the “Warrants.”

1.          EXERCISE OF WARRANT.

(a)      Method of Exercise.  Subject to the terms and conditions herein set forth, upon surrender of this Warrant at the principal office of the Company and upon payment of the Warrant Price (as defined below) by wire transfer to the Company or cashier’s check drawn on a United States bank made to the order of the Company, or exercise of the right to credit the Warrant Price against the fair market value of the Warrant Stock (as defined below) at the time of exercise (the “Net Exercise Right”) pursuant to Section 1(b), Purchaser is entitled to purchase from the Company, at any time after the date hereof and on or before the date that is five (5) years from the Date of Issuance set forth above (the “Expiration Date”), up to              shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock, par value $0.001 per share (“Common Stock”) of the Company (the “Warrant Stock”), at a purchase price of $2.64 per share (the “Warrant Price”).

(b)      Net Exercise Right.  If the Company shall receive written notice from the holder of this Warrant at the time of exercise of this Warrant that the holder elects to exercise the Net Exercise Right, the Company shall deliver to such holder (without payment by the Purchaser of any exercise price in cash) that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (y) the value of this Warrant (or the specified portion thereof) on the date of exercise, which value shall be determined by subtracting (1) the aggregate Warrant Price of the Warrant Stock (or the specified portion thereof) immediately prior to the exercise of this Warrant from (2) the Aggregate Fair Market Value (as defined below) of the Warrant Stock (or the specified portion thereof) issuable upon exercise of this Warrant (or specified portion thereof) on the date of exercise by (z) the Fair Market Value (as defined below) of one share of Common Stock on the date of exercise.  The “Fair Market Value” of a share of Common Stock shall mean the average of the closing or last reported sale prices of the Common Stock on the NASDAQ Global Market or other such other principal exchange or quotation system for the five (5) consecutive trading days immediately prior to date of exercise as reported by the NASDAQ Global Market or such other principal exchange or quotation system on which the Common Stock is then traded or, if the Common Stock is not publicly traded, the price determined in good faith by the Company’s Board of Directors.  The “Aggregate Fair Market Value” of the Warrant Stock shall be determined by multiplying the number of shares of Warrant Stock by the Fair Market Value of one share of Warrant Stock.

2.          CERTAIN ADJUSTMENTS.

(a)        Mergers or Consolidations.  If at any time while this Warrant is exercisable there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein) (a “Reorganization”), or a merger or consolidation of the Company with another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, the Company shall use its commercially reasonable efforts to ensure Purchaser shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price, the same amount and kind of securities, cash or other property of the Company or the successor corporation resulting from such Reorganization or Merger, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Reorganization or Merger if this Warrant had been exercised immediately before that Reorganization or Merger. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Purchaser after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. Notwithstanding the foregoing, in the event any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity does not agree to assume this Warrant in connection with a Reorganization or Merger, then this Warrant shall terminate and be of no further force or effect unless exercised pursuant to Section 1 hereof prior to the date of closing of such Reorganization or Merger.

(b)      Splits and Subdivisions; Dividends.  In the event the Company should at any time, or from time to time, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

(c)      Combination of Shares.  If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

(d)      Adjustments for Other Distributions.  In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in Section 2(b), then, in each such case for the purpose of this Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

(e)     Certificate of Adjustment.  Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall, at its expense, promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

3.          NO FRACTIONAL SHARES.  No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock.

4.          NO STOCKHOLDER RIGHTS.  Until the exercise of this Warrant or any portion of this Warrant, the Purchaser shall not have nor exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company).

5.          RESERVATION OF STOCK.  The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common

Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Stock (or other securities) upon the exercise of this Warrant.  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Stock upon the exercise of this Warrant.

6.          MECHANICS OF EXERCISE.  This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of the Company together with payment in full of the Warrant Price then in effect with respect to the number of shares of Warrant Stock as to which the Warrant is being exercised.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable on or after such date, the Company at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.  The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be validly issued, fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof.  In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

7.          REPRESENTATIONS OF PURCHASER.  As of the date hereof, the Purchaser hereby confirms the representations and warranties made by the Purchaser in Section 4 of the Purchase Agreement.

8.          TRANSFER RESTRICTIONS.

(a)      Unregistered Security.  The holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (collectively, the “Acts”), and agrees not to sell, encumber or otherwise transfer this Warrant or any Warrant Stock issued upon its exercise unless (i) there is an effective registration statement under the Securities Act covering the transaction, (ii) the Company receives an opinion of counsel satisfactory to the Company that such registration is not required, or (iii) the Company otherwise satisfies itself that registration is not required.  Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b)      No Transfer.  This Warrant is not transferable without the Company’s prior written consent; provided, however, such consent shall not be required in connection with the transfer by the Purchaser of such Warrant (but only with all related obligations) without consideration to a Qualifying Holder (as such term is defined in the Registration Rights Agreement between the Company and the Purchaser entered into in connection with the Purchase Agreement dated as of even date herewith), provided that (i) written notice (in the form of Exhibit B as attached hereto) is provided to the Company at least five (5) business days prior to any such transfer, (ii) the transferee is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (iii) the transferee agrees in writing to be bound by all of the provisions of this Warrant.

9.          NOTICES OF RECORD DATE.  In the event of:

(a)      any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b)      any Reorganization or Merger; or

(c)      any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Purchaser (or a permitted transferee pursuant to Section 8(b) above) a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and (ii) the date on which any such Reorganization, Merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Reorganization, Merger, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten (10) business days prior to the date therein specified.

10.        REPLACEMENT OF WARRANTS.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, destruction or mutilation of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11.        SATURDAYS, SUNDAYS, HOLIDAYS, ETC.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal U.S. holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal U.S. holiday.

12.        MISCELLANEOUS.  This Warrant shall be governed by the laws of the State of Delaware.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the Company and the Majority Purchasers (as defined in the Purchase Agreement) provided that all Warrants are similarly affected.  Upon the effectuation of any such amendment, discharge or waiver in conformance with this Section 12, the Company shall promptly give written notice thereof to the record holders of the Warrants who have not previously consented thereto in writing. All notices required or permitted under this Warrant shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) three business (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed below and to Purchaser at the address set forth in the Purchaser Agreement or at such other address as the Company or Purchaser may designate by ten (10) days’ advance written notice to the other party hereto. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. Receipt of this Warrant by the Purchaser shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Warrant to purchase shares of Common Stock of ARYx Therapeutics, Inc. is issued effective as of the Date of Issuance first set forth above.

ARYx Therapeutics, Inc.

By:
Paul Goddard, Ph.D.
Chairman of the Board and Chief
Executive Officer

Address:	6300 Dumbarton Circle
Fremont, CA 94555
Attention: Paul Goddard, Ph.D.,

with a copy to (which shall not constitute notice):

Cooley Godward Kronish, LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention: Jim F. Fulton, Jr., Esq.

EXHIBIT A

NOTICE OF INTENT TO EXERCISE

(To be signed only upon exercise of Warrant)

To:  ARYx Therapeutics, Inc.

The undersigned, the Purchaser of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                              (                ) shares of Common Stock of ARYx Therapeutics, Inc. and (choose one)

                     herewith makes payment of                                      Dollars ($                  ) thereof

or

                     exercises the Net Exercise Right pursuant to Section 1(b) thereof and requests that the certificates for such shares be issued in the name of, and delivered to                                                       , whose address is                                                                                                                                                                                                         .

As of the date hereof, the Purchaser hereby confirms the representations and warranties made by the Purchaser in Section 4 of the Purchase Agreement.

DATED:

(Signature must conform in all
respects to name of the Purchaser
as specified on the face of the
Warrant)

(Address)

EXHIBIT B

NOTICE OF ASSIGNMENT FORM

FOR VALUE RECEIVED,                                              (the “Assignor”) hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of Common Stock of ARYx Therapeutics, Inc. (the “Company”) covered thereby set forth below, to the following “Assignee” and, in connection with such transfer, represents and warrants to the Company that (i) such Assignee is a Qualifying Holder (as such term is defined in the Registration Rights Agreement between the Company and the Purchaser entered into in connection with the Purchase Agreement dated as of even date herewith) of the Assignor and (ii) the transfer is otherwise in compliance with Section 9(b) of the Warrant:

NAME OF ASSIGNEE	ADDRESS/FAX NUMBER

Signature:
Dated:	Witness:

ASSIGNEE ACKNOWLEDGMENT

The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is a Qualifying Holder and an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof.

Signature:

By:
Its:
Address:

Exhibit C

FORM OF LEGAL OPINION

November     , 2008

To the Purchasers Set Forth on Schedule A Hereto

RE:   ARYx Therapeutics, Inc.

Ladies and Gentlemen:

We have acted as counsel for ARYx Therapeutics, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of [                              ] “Common Stock”), and warrants (the “Warrants”) to purchase up to [                              ] shares of the Common Stock (the “Warrant Shares,” and, collectively with the Shares and Warrants, the “Securities”), to the Purchasers under the Securities Purchase Agreement dated as of November 11, 2008 (the “Purchase Agreement”).  We are rendering this opinion pursuant to Section 5.1(f) of the Purchase Agreement.  Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Purchase Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters.  Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: (i) the authenticity of all documents submitted to us as originals; (ii) the conformity to originals of all documents submitted to us as copies; (iii) the accuracy, completeness and authenticity of certificates of public officials; (iv) the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Purchase Agreement, the Registration Rights Agreement and the Warrants (together, the “Transaction Documents”)), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and (v) the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Transaction Documents). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Transaction Documents are obligations binding upon the parties thereto other than the Company; that the parties to the Transaction Documents other than the Company have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Documents or to the Material Agreements (as defined below) that would modify or interpret the terms of any of the Transaction Documents or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California and the General Corporation Law of the State of Delaware.  We note that the parties to the Transaction Documents have designated the laws of the State of Delaware as the laws governing the Transaction Documents.  Our opinion in paragraph 3 below as to the validity, binding effect and enforceability of the Transaction Documents is premised upon the result that would obtain if a California court were to apply the internal laws of the State of California (notwithstanding the designation of the laws of the State of Delaware) to the interpretation and enforcement of the Transaction Documents.  We express no opinion as to whether the laws of any particular jurisdiction apply and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof or any liquidated damages provisions in the Transaction Documents.

We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefits, tax, fraudulent conveyance, usury, laws governing the legality of investments for regulated entities, Regulations T, U or X of the Board of Governors of the Federal Reserve System, any law, rules or regulations relating to the United States Food and Drug Administration or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or the bylaws, rules or regulations of the National Association of Securities Dealers, Inc. (“NASD”).  Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; compliance with the Investment Company Act of 1940; or compliance with laws that place limitations on corporate distributions.

With regard to our opinion in paragraph 1 below with respect to the good standing and due qualification of the Company, we have relied solely upon certificates of the Secretaries of State of the indicated jurisdiction as of a recent date.

With regard to our opinion in paragraph 4 below with respect to securities of the Company to be issued after the date hereof, we express no opinion to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuance of securities of the Company and/or antidilution adjustments to outstanding securities of the Company cause the Warrants to be exercisable for more shares of Common Stock than the number that then remain authorized but unissued.

With regard to our opinion in paragraph 5 below concerning defaults under and any material breaches of any Material Agreement, we have relied solely upon (i) inquiries of officers of the Company and (ii) an examination of the contracts filed by the Company in the SEC Documents, a list of which is attached hereto as SCHEDULE B (the “Material Agreements”), in the form provided to us by the Company.  We have made no further investigation.  Further, with regard to our opinion in paragraph 5 below concerning Material Agreements, we express no opinion as to

(i) financial covenants or similar provisions therein requiring financial calculations or determinations to ascertain compliance, (ii) provisions therein relating to the occurrence of a “material adverse event” or words of similar import or (iii) any statement or writing that may constitute parol evidence bearing on interpretation or construction.  To the extent that laws other than those of California govern any of the Material Agreements, we assume that the Material Agreements would be interpreted in accordance with their plain meaning.

With regard to our opinion in paragraph 7 below, we have assumed the following: (a) that the representations made by each Purchaser in the Purchase Agreement are true and correct; (b) that neither the Company, the Placement Agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act; and (c) that there will be no offerings or sales of securities of the Company after the date hereof in a transaction that can be “integrated” with any sales of the Securities.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.             The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to own and lease its properties and to conduct its business as it is currently being conducted, except as would not reasonably be expected to have a material adverse effect upon the Company taken as a whole. The Company is qualified to do business as a foreign corporation in California.

2.             The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents.

3.             All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities and the performance by the Company of its obligations under the Transaction Documents has been taken. Each of the Transaction Documents has been duly and validly authorized, executed and delivered by the Company and each such agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, except that we express no opinion as to the validity of rights to indemnity and contribution under section 8 of the Purchase Agreement and section 11 of the Registration Rights Agreement and except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

4.             The Shares have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, outstanding, fully paid and nonassessable.  The Warrant Shares, when issued upon exercise of the Warrants in accordance with their terms, will be validly issued, fully paid and nonassessable.

5.             The execution and delivery of the Transaction Documents, and the issuance of the Shares and the Warrants pursuant thereto, do not violate any provision of the Company’s Certificate of Incorporation or Bylaws, do not constitute a default under or a material breach of any Material Agreement and do not violate (a) any governmental statute, rule or regulation which in our experience is typically applicable to transactions of the nature contemplated by the Transaction Documents or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, in each case to the extent the violation of which would materially and adversely affect the Company.

6.             All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the issuance of the Shares and Warrants, have been made or obtained, except (a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, and (b) for the filing of the notice to be filed under California Corporations Code Section 25102.1(d).

7.             The offer and sale of the Shares and Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

[Signature Page Follows]

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD KRONISH LLP

By:
James F. Fulton, Jr., Esq.

SCHEDULE A

PURCHASERS

SCHEDULE B

MATERIAL AGREEMENTS

1.    Loan and Security Agreement No. 4521, dated March 28, 2005, by and between Lighthouse and the Company, as amended on April 22, 2005, July 25, 2005, June 27, 2006, August 30, 2007, October 19, 2007, February 22, 2008 and October 17, 2008.

2.    Master Security Agreement, dated August 24, 2005, by and between General Electric Capital Corporation and the Company.

3.    Lease Agreement, dated November 16, 2004, by and between Trinet Essential Facilities X, Inc. and the Company, for the premises located at 6300 Dumbarton Circle, Fremont, California 94555.

4.    Amended and Restated Investor Rights Agreement by and between the Company and certain of its securityholders as indentified therein, dated October 22, 2007.

Exhibit D

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

Attention:	ARYx Therapeutics, Inc. Chief Financial Officer

The undersigned, [an officer of, or other person duly authorized by]                                                                                                                          [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the Securities evidenced by the attached certificate, and as such, sold such shares on                                            in accordance with the Registration Statement number                                                  [fill in the number of or otherwise identify Registration Statement] and the requirement, if any, of delivering a current prospectus forming a part of such Registration Statement has been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual Representing Purchaser (if an institution):

Title of Individual Representing Purchaser (if an institution):

Signature by:

Individual Purchaser or Individual Representing Purchaser: